                                                                    EXHIBIT 4(v)

                       SALOMON SMITH BARNEY HOLDINGS INC.

                                       to

                            THE CHASE MANHATTAN BANK,
                                     Trustee

                                   =========
                                   INDENTURE
                                   =========

                            Dated as of May 26, 2000

                                TABLE OF CONTENTS

                                                                                PAGE

                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101   Definitions...................................................       1
SECTION 102   Compliance Certificates and Opinions..........................       9
SECTION 103   Form of Documents Delivered to Trustee........................      10
SECTION 104   Acts of Holders...............................................      11
SECTION 105   Notices, Etc., to Trustee and Company.........................      12
SECTION 106   Notice to Holders; Waiver.....................................      12
SECTION 107   Conflict with Trust Indenture Act.............................      13
SECTION 108   Effect of Headings and Table of Contents......................      13
SECTION 109   Successors and Assigns........................................      13
SECTION 110   Separability Clause...........................................      13
SECTION 111   Benefits of Indenture.........................................      13
SECTION 112   Governing Law.................................................      13
SECTION 113   Legal Holidays................................................      13

                                   ARTICLE II
                                 SECURITY FORMS

SECTION 201   Forms Generally...............................................      14
SECTION 202   Definitive Securities.........................................      14
SECTION 203   Form of Trustee's Certificate of Authentication...............      14
SECTION 204   Securities in Global Form.....................................      14

                                   ARTICLE III
                                 THE SECURITIES

SECTION 301   Amount to be Issued...........................................      15
SECTION 302   Execution, Authentication, Delivery and Dating................      17
SECTION 303   Global Securities; Temporary Securities.......................      18
SECTION 304   Registration, Registration of Transfer and Exchange...........      19
SECTION 305   Mutilated, Destroyed, Lost and Stolen Securities..............      21

SECTION 306   Persons Deemed Owners.................................................   22
SECTION 307   Cancellation..........................................................   22
SECTION 308   Yield Enhancement Payments............................................   22

                                   ARTICLE IV
                            PAYMENT AT MATURITY, ETC.

SECTION 401   Satisfaction and Discharge of Indenture...............................   24
SECTION 402   Maturity..............................................................   25
SECTION 403   Dilution Adjustments..................................................   26
SECTION 404   Adjustment for Consolidation, Merger or Other Reorganization Event....   29
SECTION 405   The Company Responsible for Adjustments...............................   30

                                    ARTICLE V
                                    REMEDIES

SECTION 501   Acceleration Events...................................................   31
SECTION 502   Acceleration of Maturity..............................................   32
SECTION 503   Taxes.................................................................   32
SECTION 504   Treatment of Forward Contracts........................................   32
SECTION 505   Notices...............................................................   33
SECTION 506   Collection of Amounts Owed and Suits for Enforcement by Trustee.......   33
SECTION 507   Trustee May Enforce Claims Without Possession of Securities...........   34
SECTION 508   Application of Money Collected........................................   34
SECTION 509   Limitation on Suits...................................................   35
SECTION 510   Restoration of Rights and Remedies....................................   35
SECTION 511   Rights and Remedies Cumulative........................................   35
SECTION 512   Delay or Omission Not Waiver..........................................   36
SECTION 513   Control by Holders....................................................   36
SECTION 514   Waiver of Past Defaults...............................................   36
SECTION 515   Waiver of Stay or Extension Laws......................................   37
SECTION 516   Filing Proofs of Claim................................................   37
SECTION 517   Unconditional Right of Holders to Receive Payments....................   38
SECTION 518   Restoration of Rights and Remedies....................................   38

SECTION 519   Undertaking for Costs............................................   38

                                   ARTICLE VI
                                   THE TRUSTEE

SECTION 601   Certain Rights of Trustee........................................   38
SECTION 602   Certain Duties and Responsibilities of Trustee...................   40
SECTION 603   Not Responsible for Recitals or Issuance of Securities...........   41
SECTION 604   May Hold Securities..............................................   41
SECTION 605   Money Held in Trust..............................................   41
SECTION 606   Compensation and Reimbursement...................................   41
SECTION 607   Corporate Trustee Required; Eligibility..........................   42
SECTION 608   Resignation and Removal; Appointment of Successor................   42
SECTION 609   Acceptance of Appointment by Successor...........................   43
SECTION 610   Merger, Conversion, Consolidation or Succession to Business......   45
SECTION 611   Disclosure of Names and Addresses of Holders.....................   45
SECTION 612   Reports by Trustee...............................................   45

                                   ARTICLE VII
                          CONSOLIDATION, MERGER OR SALE

SECTION 701   Consolidation, Merger or Sale.................................      45
SECTION 702   Successor Corporation Substituted.............................      46

                                  ARTICLE VIII
                             SUPPLEMENTAL INDENTURES

SECTION 801   Supplemental Indentures without Consent of Holders............      46
SECTION 802   Supplemental Indentures with Consent of Holders...............      47
SECTION 803   Execution of Supplemental Indentures..........................      48
SECTION 804   Effect of Supplemental Indentures.............................      49
SECTION 805   Conformity with Trust Indenture Act...........................      49
SECTION 806   Reference in Securities to Supplemental Indentures............      49

                                   ARTICLE IX
                                    COVENANTS

SECTION 901   Payment.......................................................      49

SECTION 902   Maintenance of Office or Agency...............................      49
SECTION 903   Money for Securities Payments to Be Held in Trust.............      50
SECTION 904   Limitation on Liens...........................................      51
SECTION 905   Waiver of Certain Covenants...................................      51
SECTION 906   Officers' Certificate as to Default...........................      51
SECTION 907   Payment of Expenses...........................................      52

EXHIBIT A-1.................................................................     A-1

                       Salomon Smith Barney Holdings Inc.

  Reconciliation and tie between Trust Indenture Act of 1939 and this Indenture

Trust Indenture                                                Indenture Section
Act Section

ss. 310      (a)(1).........................................                 607
             (a)(2).........................................                 607
             (a)(3).........................................      Not Applicable
             (a)(4).........................................      Not Applicable
             (a)(5).........................................                 607
             (b)............................................                 608
             (c)............................................      Not Applicable
ss. 311      (c)............................................      Not Applicable
ss. 312      (a)............................................                 611
             (b)............................................                 611
             (c)............................................                 611
ss. 313      (a)............................................                 612
             (c)............................................                 612
ss. 314      (c)............................................                 102
             (d)............................................      Not Applicable
             (e)............................................                 102
ss. 315      (a)............................................         601, 602(a)
             (c)............................................              602(b)
             (d)............................................         601, 602(c)
             (e)............................................                 519
ss. 316      (a)(1)(A)......................................                 513
             (a)(1)(B)......................................                 514
             (a)(2).........................................      Not Applicable
             (b)............................................                 517
ss. 317      (a)(1).........................................                 506
             (a)(2).........................................                 516
             (b)............................................                 903
ss. 318      (a)............................................                 107

--------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

            INDENTURE, dated as of             , 2000, between SALOMON SMITH
BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein called the "COMPANY") with principal executive offices at 388 Greenwich Street, New York, New York 10013, and THE CHASE MANHATTAN BANK, a New York banking corporation (herein called the "TRUSTEE").

                             RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of certain securities (the "SECURITIES") to be issued in one or more series, as in this Indenture provided. Each series of Securities shall represent interests in a Forward Contract relating to the Common Stock of a Designated Issuer (each as hereinafter defined), shall have the terms set forth in this Indenture for that series, and shall be purchased by a business trust established in connection with that series under the laws of the State of Delaware (each, a "TRUST"). This Indenture is subject to the provisions of the Trust Indenture Act (as hereinafter defined) that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

            All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of the Securities of any series, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101    DEFINITIONS.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States; and, except as otherwise herein or in any indenture supplemental hereto expressly provided, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "ACCELERATED MATURITY DATE" has the meaning specified in Section
502.

            "ACCELERATED MATURITY PAYMENT" as to Securities of a particular series, has the meaning specified in Section 502.

            "ACCELERATION EVENT" has the meaning specified in Section 501.

            "ACT," when used with respect to any Holder, has the meaning specified in Section 103.

            "AFFILIATE" of any specified Person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

            "AGENT MEMBER" has the meaning specified in Section 204.

            "AUTHORIZED NEWSPAPER" means a newspaper of general circulation in the place of publication, printed in the official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

            "BOARD OF DIRECTORS" means either the Board of Directors of the Company, or the Executive Committee or any other duly authorized committee of that Board.

            "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "BOOK-ENTRY SECURITY", as to Securities of a particular series, means a security evidencing all or part of the Securities, issued to the Depositary of Securities in accordance with Section 303, and bearing the legend prescribed in Section 303.

            "BUSINESS DAY" means any day on which commercial banks are open for business in New York City and the New York Stock Exchange is not closed; provided that, when used with respect to any Place of Payment, "BUSINESS DAY" means each Monday, Tuesday,

Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

            "CALCULATION PERIOD" means any period of Trading Days for which an average security price must be determined pursuant to the Securities.

            "CLOSING PRICE" of any Common Stock or any Marketable Security on any date of determination means the daily closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security as reported on the New York Stock Exchange ("NYSE") or which is quoted on a national securities market on such date of determination (or, if such date of determination is not a Trading Day, the immediately preceding Trading Day) or, if such security is not traded on NYSE or quoted on a national securities market on any such date, as reported in the composite transactions for the principal United States securities exchange on which if such security is so listed, or if such security is not so listed on a United States national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization.

            "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "COMMITTEE CERTIFICATE" means a copy of a resolution of the Notes Committee of the Board of Directors (or of such other committee of the Board of Directors as shall be authorized by a Board Resolution to deliver a Committee Certificate), as certified by one or more members of the Notes Committee to have been duly adopted by the Notes Committee of the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "COMMON STOCK", as to Securities of a particular series, means the common stock or other securities of the Designated Issuer for that series that shall be specified pursuant to Section 301.

            "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor corporation.

            "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by the Chairman of the Board or a Vice-Chairman, a Vice President, the Chief Financial Officer or the Chief Accounting Officer and by the Treasurer, the Deputy Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee.

            "CORPORATE TRUST OFFICE" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of initial execution of this Indenture is

450 West 33rd Street - 14th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services.

            "CORPORATION" includes corporations, associations, companies and business trusts.

            "DEFAULT RATE", as to Yield Enhancement Payments for any series, shall have the meaning specified pursuant to Section 301.

            "DEFAULTED YIELD ENHANCEMENT PAYMENTS" has the meaning specified in
Section 308.

            "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, including Book-Entry Securities, the Person designated as Depositary by the Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "DEPOSITARY" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such person "DEPOSITARY" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

            "DESIGNATED ISSUER", as to Securities of a particular series, means
(a) the entity that shall be specified pursuant to Section 301, and (b) any successor entity to such entity in a merger, consolidation or amalgamation.

            "DESIGNATED ISSUER SUCCESSOR" has the meaning specified in Section 404.

            "DILUTION ADJUSTMENT" means the fraction or number defined in Sections 403 (a), (b), (c) or (d).

            "DOLLAR" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            "EXCESS PURCHASE PAYMENT" has the meaning provided in Section
403(d).

            "ENDING VALUE" has the meaning provided in Section 402.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FORWARD CONTRACT" means, as to Securities of a particular series, the Indenture which includes the terms of that particular series of Securities established as contemplated by Section 301, which shall constitute a forward contract with respect to the Common Stock of the Designated Issuer of that series.

            "GLOBAL SECURITY" has the meaning specified in Section 204.

            "HOLDER" means, with respect to a Security, the person in whose name such Security is registered in the Security Register.

            "INDENTURE" means this instrument originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

            "INITIAL PRINCIPAL AMOUNT" shall have the meaning specified pursuant to Section 301.

            "INITIAL RESET DATE" shall have the meaning specified pursuant to
Section 301.

            "MAJORITY" of the Outstanding Securities means, except as otherwise provided by the Trust Indenture Act, Outstanding Securities representing an aggregate of more than 50% of all outstanding interests in the Forward Contract.

            "MARKETABLE SECURITIES" has the meaning specified in Section 404.

            "MATURITY," when used with respect to a Forward Contract, means the date on which the Maturity Payment or Accelerated Maturity Payment becomes due and payable as the case may be and as therein or herein provided, whether on the Maturity Date or an Accelerated Maturity Date.

            "MATURITY DATE", as to Securities of a particular series, shall have the meaning specified pursuant to Section 301.

            "MATURITY PAYMENT", as to Securities of a particular series, has the meaning specified in Section 402.

            "NEW YORK BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York are permitted or required by any applicable law to close.

            "OFFICERS' CERTIFICATE" means a written certificate containing the information specified in Section 102 signed by the Chairman or a Vice Chairman of the Board, a Vice President, the Chief Financial Officer or the Chief Accounting Officer and by the Controller, the Treasurer, the Deputy Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, which certificate complies with the applicable requirements of Section 314(e) of the Trust Indenture Act, and delivered to the Trustee.

            "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

            "OUTSTANDING," when used with respect to Securities of a particular series, means, as of the date of determination, all Securities of that series theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities of that series theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities of that series for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; and

                  (iii) Securities of that series that have been paid pursuant to Sections 402 or 502 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holder of the requisite amount or percentage of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting for quorum purposes, and for the purpose of making the calculations required by Section 316 of the Trust Indenture Act, any Securities of that series owned by the Company or any other obligor upon such Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities of that series that the Trustee knows to be so owned shall be so disregarded. Any Securities of a series so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities of that series or any Affiliate of the Company or of such other obligor. In determining whether the requisite percentage of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, such percentage refers to Outstanding Securities representing an aggregate interest in the Forward Contract for that series equaling at least such percentage.

            "PAYING AGENT" means any Person authorized by the Company to pay amounts owed on Securities on behalf of the Company.

            "PAYMENT DATE", unless otherwise specified in a Committee Certificate or an indenture supplemental hereto, means February 15, May 15, August 15 and November 15 of each year, or, in the case of Defaulted Yield Enhancement Payments, if any, the date established for payment pursuant to Section 308.

            "PERIODIC CAPPED RETURN" has the meaning specified in Section 402, and shall not exceed the percentage specified pursuant to Section 301.

            "PERMITTED DIVIDEND" has the meaning specified in Section 403(d).

            "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "PLACE OF PAYMENT", when used with respect to Securities of any series, means the place or places where any amounts owed in respect of such Securities are payable.

            "RECORD DATE" means, with respect to any Payment Date, either (i) the day that is one Business Day prior to such Payment Date so long as the Securities for the relevant series are in book-entry only form, or (ii) if the Securities of that series are not in book-entry only form, the day that is 15 days prior to such Payment Date.

            "RESET DATE" has the meaning specified in Section 402.

            "REORGANIZATION EVENT" has the meaning specified in Section 404.

            "RESPONSIBLE OFFICER," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, in any case, that has direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "RESTRICTED SUBSIDIARY" means Salomon Smith Barney Inc. and any Subsidiary which owns or may hereafter own, directly or indirectly, any of the voting stock of, or succeeds to any substantial part of the business now conducted by, Salomon Smith Barney Inc. For the purposes of this definition and the definition of "Subsidiary", "voting stock" means stock having voting power for the election of directors, whether at all times or only for so long as no senior class of stock has such voting power by reason of any contingency.

            "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 304.

            "SPECIAL RECORD DATE" means, for the payment of any Defaulted Yield Enhancement Payments, if any, a date fixed by the Trustee pursuant to Section 308.

            "STARTING VALUE" has the meaning specified (1) for the Initial Reset Date, pursuant to Section 301, and (2) for each subsequent Reset Date, in
Section 402.

            "STOCK RETURN" has the meaning specified in Section 402.

            "STOCK RETURN PAYMENT" has the meaning specified in Section 402.

            "SUBSIDIARY" means a corporation, a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

            "TEN DAY CLOSING PRICE" per share of any Common Stock means the average daily closing sale price or, if no closing sale price is reported, the last reported closing sale price of such Common Stock as reported on the exchange specified pursuant to Section 301 for the 10 Trading Days immediately prior to but not including the date one Business Day before the Maturity Date or the Accelerated Maturity date, as the case may be. If such Common Stock is not quoted on such exchange on any such dates, the Ten Day Closing Price shall be the last reported sale price as reported in the composite transactions for the principal United States securities exchange on which such Common Stock is listed. If such Common Stock is not listed on a United States national or regional securities exchange, the Ten Day Closing Price shall be the last quoted bid price for such Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization. Upon the occurrence of any of the events in Section 403, the Ten Day Closing Price shall be calculated by substituting the relevant security for such Common Stock.

            "THEN-CURRENT MARKET PRICE" of any Common Stock, for the purpose of applying any adjustment pursuant to Section 403, means the average Closing Price per share of the Common Stock for the Calculation Period of 10 Trading Days immediately prior to the time such adjustment is effected (or, in the case of an adjustment effected at the opening of business on the Business Day next following a record date as described in Section 403(e)(i), immediately prior to the earlier of the time such adjustment is effected and the related ex-date); provided that if no Closing Price for the Common Stock is determined for one or more (but not all) of such Trading Days, such Trading Day shall be disregarded in the calculation of the Then-Current Market Price (but no additional trading days shall be added to the Calculation Period). The "EX-DATE" with respect to any dividend, distribution or issuance shall mean the first date on which the shares of Common Stock trade regular way on their principal market without the right to receive such dividend, distribution or issuance.

            "TRADING DAY" means a day on which the Common Stock (or, in the case of Section 404, the relevant Marketable Securities) (A) is not suspended from trading on any national or regional securities exchange, securities market or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange, securities market or association or over-the-counter market that is the primary market for the trading of such security.

            "TRANSACTION VALUE" has the meaning specified in Section 404. "TRUST" has the meaning specified in the first recital of this Indenture.

            "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 805.

            "TRUST SECURITIES" has the meaning specified in Section 907.

            "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

            "VICE PRESIDENT," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "VICE PRESIDENT."

            "YIELD ENHANCEMENT PAYMENT", as to Securities of a particular series, means interest on the amount paid by the Trust to the Company for the Forward Contract for that series in the form of quarterly cash payments on the Payment Dates of each year from the date specified pursuant to Section 301 until and including the Maturity Date or the Accelerated Maturity Date, in the amount specified pursuant to Section 301.

SECTION 102    COMPLIANCE CERTIFICATES AND OPINIONS.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of any such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 907) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

SECTION 103    FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Any certificate or opinion delivered by the Company to the Trustee may evidence a signature by facsimile; provided that the Company shall deliver to the Trustee such certificate or opinion with an original signature within a reasonable period of time.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

SECTION 104    ACTS OF HOLDERS.

                  (a) The ownership of Securities shall be proved by the Security Register, and the Depositary, or its nominee, shall be deemed the owner of the Global Securities, and owners of beneficial interests in a Global Security shall not be considered the owners of any Securities.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of a Security of a particular series shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (c) If the Company shall solicit from the Holders of Securities of one or more series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of the Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities of that series shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

SECTION 105    NOTICES, ETC., TO TRUSTEE AND COMPANY.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, by first-class mail, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106    NOTICE TO HOLDERS; WAIVER.

            Where this Indenture provides for notice to Holders of any event, such notice to the Holders thereof shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, by first-class mail, postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, within the time prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee (which shall include, but not be limited to, hand-delivery or overnight courier) shall constitute a sufficient notification for every purpose hereunder.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 107    CONFLICT WITH TRUST INDENTURE ACT.

            If any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

SECTION 108    EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109    SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110    SEPARABILITY CLAUSE.

            In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111    BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112    GOVERNING LAW.

            This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113    LEGAL HOLIDAYS.

            In any case where any Maturity of any Security of any series or any Payment Date shall not be a Business Day at any Place of Payment for the Securities of that series, then (notwithstanding any other provision of this Indenture or of the Securities) payment at such Maturity or Payment Date need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made at such Maturity or Payment Date, as the case may be, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 201    FORMS GENERALLY.

            The Securities of each series shall be in substantially in the form of Exhibit A hereto with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of the Securities. If temporary Securities are issued in global form as permitted by
Section 303, the form thereof also shall be established as provided in the preceding sentence.

SECTION 202    DEFINITIVE SECURITIES.

            The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

SECTION 203    FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            The Trustee's certificates of authentication shall be in substantially the form set forth below.

            This is one of the Securities designated in the within-mentioned Indenture.

                                   THE CHASE MANHATTAN BANK
                                   as Trustee

                                   By:
                                      -------------------------------------
                                       Authorized Signatory


SECTION 204    SECURITIES IN GLOBAL FORM.

               Except as provided in Section 304 hereof, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of certificated Securities. If Securities of a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified number of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate number of Outstanding Securities of such series represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount or changes in the rights of Holders of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein.

               This Section 204 shall apply only to Securities issued in global form ("GLOBAL SECURITIES") and deposited with or on behalf of the Depositary.

               The Company shall execute and the Trustee shall, in accordance with this Section 204, authenticate and deliver initially one or more Global Securities for each series that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities of such series or the nominee of such Depositary for such series and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's written instructions or held by the Trustee as custodian for such Depositary.

               Members of, or participants in, a Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or under the Global Security, and the Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                                   ARTICLE III

                                 THE SECURITIES

SECTION 301    AMOUNT UNLIMITED; ISSUABLE IN SERIES.

            The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in, and, subject to Section 302, set forth in, or determined in the manner provided in one or more Committee Certificates, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (10) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

            (1) the title of the Securities of the series, which shall distinguish the Securities of such series from all other series of Securities;

            (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 303, 304, 305 and 806);

            (3) the Designated Issuer, the Common Stock, the Initial Reset Date, the Initial Principal Amount, the Starting Value on the Initial Reset Date, the maximum percentage of the Periodic Capped Return, the exchange upon which the Common Stock is traded, and such other information as shall be necessary to determine the Maturity Payment.

            (4) the Maturity Date, or the method by which the Maturity Date shall be determined;

            (5) the amount of the Yield Enhancement Payments, if any, the date from which they are paid, the payments for any stub periods, and the Default Rate;

            (6) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Registered Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, and, if different than the location specified in Section 106, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

            (7) the periods within which, or the dates on which, the prices at which, and the terms and conditions upon which Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company, or otherwise;

            (8) if other than Dollars, the currency in which Securities of the series shall be denominated or in which payment of the principal of (and premium, if any) and interest on Securities of the series may be made and any other terms concerning such payment;

            (9) if the principal of (and premium, if any) or interest on Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency other than that in which the Securities are denominated or payable without such election, the periods within which and the terms and conditions upon which such election may be made and the time and the manner of determining the exchange rate between the currency in which the Securities are denominated or payable without such election and the currency in which the Securities are to be paid if such election is made;

            (10) any deletions from, modifications of or additions to the covenants of the Company with respect to Securities of the series, whether or not such covenants are consistent with the covenants set forth herein;

            (11) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or the provisions of this Indenture).

            All Securities of any one series shall be substantially identical, except as to denomination and except as may otherwise be provided in or pursuant to such Committee Certificate or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

SECTION 302    EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

            The Securities of any series shall be executed on behalf of the Company by the Chairman or a Vice Chairman of the Board, a Vice President, the Chief Financial Officer or the Chief Accounting Officer, under its corporate seal reproduced thereon attested by the signature of its Secretary or one of its Assistant Secretaries or its Treasurer, the Deputy Treasurer or one of its Assistant Treasurers. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

            The Trustee shall have the right to decline to authenticate and deliver such Securities if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            If all of the Securities of any series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section 302 must be delivered only once, prior to the authentication and delivery of the first Security of such series; provided, however, that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in any Opinion of Counsel delivered pursuant to this Section 302 shall be true and correct as if made on such date.

            If Securities of any series are to be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order, authenticate and deliver one or more Securities of such series in global form that (i) shall represent the number of the Outstanding Securities of such series to be represented by such Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Book-Entry Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary" or to such other effect as the Depositary and the Trustee may agree.

            Each Depositary designated for a Book-Entry Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depositary is so registered. Each Depositary shall enter into an agreement with the Trustee governing their respective duties and rights with regard to Book-Entry Securities.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

            The Trustee may appoint an authenticating agent (each, an "AUTHENTICATION Agent") to authenticate the Securities. Any Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by any such Authenticating Agent.

SECTION 303    GLOBAL SECURITIES; TEMPORARY SECURITIES.

                  (a) No definitive Security shall be issued in exchange for a Global Security deposited with the Depositary pursuant to Section 302 representing any Securities unless such transfer complies with Section 304 of this Indenture and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or, in the case of a Depositary located in the United States, if at any time such Depositary ceases to be a "CLEARING AGENCY" registered under the Exchange Act and a successor depositary is not appointed by the Issuer within 90 days of such notice or (ii) the Company determines not to have the Securities represented by a Global Security; provided, however, that the Company may not make such determination during any period during which the Securities must be held in global form as may be required by the Securities Act.

                  (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 303 shall be surrendered by the Depositary to the Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate number of Securities. Any portion of a Global Security transferred pursuant to this Section 303 shall be executed, authenticated and delivered as specified in Section 304 and registered in such names as the Depositary shall direct.

                  (c) Subject to the provisions of Section 303(b) above, the registered holder of a Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a holder is entitled to take under this Indenture or such Securities.

                  (d) In the event of the occurrence of any of the events specified in paragraph (a) of this Section 303 the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which may be in global form, that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

            If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. The definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such definitive Securities. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of such temporary Securities at the office or agency maintained by the Company for such purpose pursuant to Section 902, without charge to the Holder in a Place of Payment. Upon surrender for cancellation of any temporary Securities of any series, the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the same aggregate number of definitive Securities of the same series. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 304    REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities (the register maintained in such office and in any other office or agency of the Company maintained pursuant to Section 902 in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security of any series at the office or agency maintained pursuant to Section 902 in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, evidencing a like aggregate beneficial interest in the Forward Contract for that series.

            At the option of the Holder, Securities of any series (except a Global Security representing all or a portion of the Securities which may be exchanged in accordance with Section 303 hereof) may be exchanged for other Securities of the same series evidencing a like aggregate interest in the Forward Contract for that series, upon surrender of the Securities to be exchanged at such office or agency.

            If at any time the Depositary for one or more series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 302, the Company shall appoint a successor Depositary with respect to such Securities.

            The Depositary may surrender a Global Security in exchange in whole or in part for Securities of the same series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, to each Person specified by such Depositary a new certificated Security or Securities of the same series and of like tenor, in aggregate number equal to and in exchange for such Person's beneficial interest in the Global Security, and to such Depositary a new Global Security of like tenor representing an aggregate number of Securities of that series equal to the difference, if any, between the aggregate beneficial interest in the Forward Contract for that series represented by the surrendered Global Security and the aggregate beneficial interest in the Forward Contract for that series represented by the certificated Securities delivered to Holders thereof.

            Upon the exchange in full of a Global Security for Securities in certificated form, such Global Security shall be canceled by the Trustee. Except as provided in Section 303(a) and (b) hereof, Securities issued in exchange for a Book-Entry Security pursuant to this Section shall be registered in such names as the Depositary for such Book-Entry Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall make available such Securities to the Persons in whose names such Securities are so registered.

            Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same obligation, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. The Trustee shall have no liability for any transfers or exchanges of the Securities in accordance with the provisions of this Indenture being in compliance with the Securities Act or any other applicable law.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the

Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Securities Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303 or 806 not involving any transfer.

SECTION 305    MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and evidencing a like aggregate beneficial interest in the Forward Contract for that series.

            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security a new Security of the same series evidencing a like aggregate beneficial interest in the Forward Contract for that series.

            Upon the issuance of any new Security under this Section, the Company or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of any mutilated, destroyed, lost or stolen Securities.

SECTION 306    PERSONS DEEMED OWNERS.

            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment in respect of amounts owed on such Security and for all other purposes whatsoever, whether or not such payments shall be overdue, and none of the Company, the Trustee or any agent of the

Company or the Trustee shall be affected by notice to the contrary; provided, however, that the Depositary, or its nominee, shall be deemed the owner of any Global Securities registered in its name, and owners of beneficial interests in a Global Security will not be considered the owners of any Securities for purposes of this Indenture.

SECTION 307    CANCELLATION.

            All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and a certificate evidencing such destruction shall be delivered to the Company.

SECTION 308    YIELD ENHANCEMENT PAYMENTS.

            For each series, a pro rata portion (based on the beneficial interest in the Forward Contract for that series represented by each of the Securities of that series) of the Yield Enhancement Payment, if any, shall be remitted (a) by the Company to the Paying Agent prior to 10:00 am on each Payment Date and (b) thereafter by the Paying Agent on each Payment Date to the Persons in whose name such Securities are registered at the close of business on the Record Date therefor. At least 5 Business Days prior to the applicable Record Date, the Company shall notify the Trustee in writing of the aggregate amount of the Yield Enhancement Payment, if any, to be paid on each Payment Date.

            In the event of acceleration of maturity of a Forward Contract to an Accelerated Maturity Date occurring after any Record Date and on or prior to the next succeeding Payment Date, Yield Enhancement Payments, if any, otherwise payable on such Payment Date shall be payable on the Accelerated Maturity Date, and any such Yield Enhancement Payments (in the amounts determined as provided above) shall be paid to the Persons in whose name the Securities of the relevant series are registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of acceleration of maturity of a Forward Contract to an Accelerated Maturity Date, Yield Enhancement Payments, if any, that would otherwise be payable after the Accelerated Maturity Payment with respect to a Forward Contract shall not be payable.

            For any series of Securities, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer making the Yield Enhancement Payments, if any, during the period until the Maturity Date or the Accelerated Maturity Date, as the case may be. With respect to any series of Securities, Yield Enhancement Payments, if any, which are payable, but are deferred by the Company and not punctually paid or duly provided for, on any Payment Date shall forthwith cease to be payable to the Holder on the relevant Record Date by virtue of having been such Holder, and such Yield Enhancement Payments, if any, together with, to the extent permitted by applicable law, interest thereon at the Default Rate compounded quarterly for each quarter until such Yield Enhancement Payments are paid (herein called "Defaulted Yield Enhancement Payments"), may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Yield Enhancement Payments, if any, to the Persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Yield Enhancement Payments, if any, which shall be fixed in the following manner. The Company shall notify the Trustee in writing at least one Business Day prior to the Payment Date on which any Yield Enhancement Payments would otherwise be payable of the aggregate amount of Defaulted Yield Enhancement Payments, if any, proposed to be paid on the Securities and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Yield Enhancement Payments, if any, or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment; such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Yield Enhancement Payments, if any, in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Yield Enhancement Payments, if any, which shall be (i) not more than 15 Business Days and not less than 10 Business Days prior to the date of the proposed payment, and not less than 10 Business Days after the receipt by the Trustee of the notice of the proposed payment or (ii) if the Company proposes to pay such Defaulted Yield Enhancement Payments as part of the Maturity Payment, the Record Date with respect to the Maturity Date. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Yield Enhancement Payments, if any, and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 Business Days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Yield Enhancement Payments, if any, and the Special Record Date therefor having been so mailed, such Defaulted Yield Enhancement Payments, if any, shall be paid to the Person in whose name the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2),

                  (2) The Company may make payment of any Defaulted Yield Enhancement Payments, if any, in any other lawful manner not inconsistent with the requirements of any stock exchange or national securities market on which such Securities are listed, and upon such notice as may be required by such exchange or market, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            At the option of the Company, Yield Enhancement Payments, if any, shall be remitted by the Trustee (i) by mailing a check to the address of the persons entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the persons entitled thereto as specified in the applicable Security Register if such person (a) shall have provided wire instructions to the Paying Agent at least five (5) Business Days prior to the relevant Record Date and (b) holds an aggregate Security representing the right to receive, at maturity, at least $5,000,000.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to Yield Enhancement Payments, if any, accrued and unpaid, and to be accrued, which were carried by such other Security.

                                   ARTICLE IV

                            PAYMENT AT MATURITY, ETC.

SECTION 401    SATISFACTION AND DISCHARGE OF INDENTURE.

            This Indenture with respect to the Securities of any series (if all series under this Indenture are not to be affected) shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities and replacement of lost, stolen or mutilated Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge as to such series of this Indenture, when either

                        (A) all Securities of such series theretofore
            authenticated and delivered have been delivered to the Trustee for cancellation; or

                        (B) all such Securities not theretofore delivered to the
            Trustee for cancellation have become due and payable and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge all amounts owed in respect of such Securities not theretofore delivered to the Trustee for cancellation.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of this Section, the obligations of the Trustee under the last paragraph of Section 903, shall survive.

SECTION 402    MATURITY.

            For each series of Securities issued under this Indenture, and subject to earlier acceleration of maturity in accordance with Article V hereof, on the Maturity Date the Company shall be obligated to pay to the Holders, in respect of the Securities of that series held by them, the Maturity Payment. The Maturity Payment in respect of the Securities of each series shall be determined by the mechanism set forth in this Section 402.

            For each series of Securities:

            (1) the "MATURITY PAYMENT" shall be an amount in cash equal to a pro rata portion (based on the beneficial interest in the Forward Contract represented by the Securities) of the sum of (A) the sum of the Initial Principal Amount and the Stock Return Payment and (B) any accrued and unpaid Yield Enhancement Payments (if any) through the Maturity Date.

            (2) the "INITIAL PRINCIPAL AMOUNT" shall have the meaning specified pursuant to Section 301, and shall equal the product of (A) the number of shares of Common Stock represented by the Forward Contract and (B) the Starting Value of the Common Stock on the Initial Reset Date.

            (3) the "STOCK RETURN PAYMENT" shall equal the product of (A) the Initial Principal Amount and (B) the Stock Return.

            (4) the "STOCK RETURN" shall equal the compounded value of the Periodic Capped Returns for each Reset Date, shall be expressed as a percentage and shall be computed in the following manner: product of [(1.00 + the Periodic Capped Return) for each Reset Date] - 1.00.

            (5) the "PERIODIC CAPPED RETURN" for any Reset Date (including Maturity) shall equal a fraction, (A) the numerator of which is the Ending Value minus the Starting Value, and (B) the denominator of which is the Starting Value; provided, however, that the Periodic Capped Return for any Reset Date shall not in any circumstance be greater than the percentage specified in the Committee Certificate or indenture supplemental hereto.

            (6) the "ENDING VALUE" for any Reset Date other than at Maturity shall be the Closing Price of the Common Stock on the relevant Reset Date, or, if that day is not a Trading Day, the Closing Price on the most recent Trading Day. At Maturity, the Ending Value shall be the Ten Day Closing Price of the Common Stock.

            (7) the "STARTING VALUE" for the Initial Reset Date shall be specified in a Committee Certificate or an indenture supplemental hereto. The Starting Value for each subsequent Reset Date (including Maturity) shall equal the Ending Value on the immediately preceding Reset Date.

            (8) a "RESET DATE" shall occur on (1) each Payment Date, beginning on the Initial Reset Date and (2) the Maturity Date or Accelerated Maturity Date, as the case may be.

            The "INITIAL RESET DATE" shall be specified in Committee Certificate or in an indenture supplemental hereto, and shall be the first Payment Date.

            For each series, the Company shall be responsible for the calculation of the Maturity Payment as set forth herein. The Company shall notify the Trustee of the amount of the Maturity Payment for that series one New York Business Day prior to the Maturity Date.

SECTION 403    DILUTION ADJUSTMENTS.

            The calculation of the Periodic Capped Return with respect to any series shall be subject to adjustment from time to time as follows.

                  (a) Stock Dividends, Splits, Reclassifications, Etc. If a Designated Issuer shall, after the date hereof,

                  (i) pay a stock dividend or make a distribution with respect to Common Stock in shares of such stock;

                  (ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock;

                  (iii) combine the outstanding shares of Common Stock into a smaller number of shares; or

                  (iv) issue by reclassification of shares of its Common Stock any shares of other common stock of the Designated Issuer;

then, in each such case, the Starting Value for the calculation of the Periodic Capped Return on the next occurring Reset Date after such event shall be multiplied by a Dilution Adjustment equal to a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, plus, in the case of a reclassification referred to in (iv) above, the number of shares of other common stock of the Designated Issuer. In the event of a reclassification referred to in (iv) above as a result of which no Common Stock is outstanding, the Periodic Capped Return for each subsequent Reset Date shall be determined by reference to the other common stock of the Designated Issuer issued in the reclassification.

                  (b) Right or Warrant Issuances. If a Designated Issuer shall, after the date hereof, issue, or declare a record date in respect of an issuance of, rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest), then, in each such case, the Starting Value for the calculation of the Periodic Capped Return for the next occurring Reset Date after such event shall be multiplied by a dilution adjustment equal to a fraction, (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to the time the adjustment is effected by reason of the issuance of such rights or warrants, plus (B) the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the Then-Current Market Price of the Common Stock, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price, and (ii) the denominator of which shall be (A) the number of shares of Common Stock outstanding immediately before the adjustment is effected, plus (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants. To the extent that, after the expiration of such rights or warrants, the shares of Common Stock offered thereby shall not have been delivered, the Starting Value for the calculation of the periodic capped return for the next occurring Reset Date after such event shall be further adjusted to equal the Starting Value which would have been in effect had such adjustment for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.

                  (c) Distributions of Other Assets. If a Designated Issuer shall, after the date hereof, declare or pay a dividend or make a distribution to all holders of Common Stock, of any class of its capital stock, the capital stock of a subsidiary of such Designated Issuer, evidences of its indebtedness or other non-cash assets (excluding any dividends or distributions referred to in paragraph (a) above) or shall issue to all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in paragraph (b) above), then, in each such case, Starting Value for the calculation of the Periodic Capped Return for the next occurring Reset Date after such event shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be (A) the Then-Current Market Price per share of the Common Stock, less (B) the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination shall be final) as of the time the adjustment is effected of the portion of the capital stock, assets, evidences of indebtedness, rights or warrants so distributed or issued applicable to one share of Common Stock, and (ii) the denominator of which shall be the Then-Current Market Price of one share of the Common Stock. [Notwithstanding the foregoing, in the event that, with respect to any dividend or distribution to which this paragraph (c) would otherwise apply, the numerator in the fraction referred to in the above formula is less than $1.00 (or is a negative number), then the Company may, at its option, elect to have the adjustment provided by this paragraph (c) not be made and in lieu of such adjustment, on the Maturity Date, the Company shall deliver to the Holders of the Securities an additional amount of cash equal to the fair market value of such indebtedness, assets, rights or warrants (determined, as of the date such dividend or distribution is made, by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination shall be final) so distributed or issued with respect to the number shares of Common Stock represented by the Forward Contract for that series.]

                  (d) Cash Dividends; Excess Purchase Payments. If, after the date hereof, a Designated Issuer declares a record date in respect of a distribution of cash (other than any Permitted Dividends, any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event), by dividend or otherwise, to all holders of Common Stock, or makes an Excess Purchase Payment, then the Starting Value for the calculation of the Periodic Capped Return for the next occurring Reset Date after such event shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be (A) the Then-Current Market Price of the Common Stock on such record date, less (B) the amount of such distribution applicable to one share of Common Stock which would not be a Permitted Dividend (or in the case of an Excess Purchase Payment, less the aggregate amount of such Excess Purchase Payment for which adjustment is being made at such time divided by the number of shares of Common Stock outstanding on such record date), and (ii) the denominator of which shall be such Then-Current Market Price of the Common Stock.

                  For purposes of these adjustments, (A) "PERMITTED DIVIDEND" means any quarterly cash dividend in respect of the Common Stock, other than a quarterly cash dividend that exceeds the immediately preceding quarterly cash dividend, and then only to the extent that the per share amount of such dividend results in an annualized dividend yield on the Common Stock in excess of 10.0% and (B) "EXCESS PURCHASE PAYMENT" means the excess, if any, of (x) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination shall be final) of all other consideration paid by the Designated Issuer or any of its subsidiaries with respect to one share of Common Stock acquired in a tender offer or exchange offer by the Designated Issuer or any of its subsidiaries, over (y) the Then-Current Market Price of the Common Stock. [Notwithstanding the foregoing, in the event that, with respect to any dividend or distribution to which this paragraph (d) would otherwise apply, the denominator in the fraction referred to above formula is less than $1.00 (or is a negative number), then the Company may, at its option, elect to have the adjustment provided by this paragraph (d) not be made and in lieu of such adjustment, on the Maturity Date, the Company shall deliver to the Holders of the Securities an additional amount of cash equal to the amount of cash plus the fair market value of such other consideration (determined, as of the date such dividend or distribution is made, by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination shall be final) so distributed (or applied to the acquisition of the Common Stock in such a tender offer or exchange offer) with respect to the number shares of Common Stock represented by the Forward Contract for that series.]

            (e) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected as follows:

                  (i) in the case of any dividend, distribution or issuance, at the opening of business on the Business Day next following the record date for determination of holders of Common Stock entitled to receive such dividend, distribution or issuance or, if the announcement of any such dividend, distribution, or issuance is after such record date, at the time such dividend, distribution or issuance shall be announced by the Designated Issuer;

                  (ii) in the case of any subdivision, split, combination or reclassification, on the effective date of such transaction;

                  (iii) in the case of any Excess Purchase Payment for which the Designated Issuer shall announce, at or prior to the time it commences the relevant share repurchase, the repurchase price per share for shares proposed to be repurchased, on the date of such announcement; and

                  (iv) in the case of any other Excess Purchase Payment on the date that the holders of the repurchased shares become entitled to payment in respect thereof.

            (f) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th (or if there is not a nearest 1/10,000th to the next lower 1/10,000th). No adjustment in Starting Value for the Calculation of the Periodic Capped Return for any Reset Date shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of this sentence are not required to be made shall be carried forward (on a percentage basis) and taken into account in any subsequent adjustment. If any announcement or declaration of a record date in respect of a dividend, distribution, issuance or repurchase requiring an adjustment pursuant to this Section 403 shall subsequently be canceled by the Designated Issuer, or such dividend, distribution, issuance or repurchase shall fail to receive requisite approvals or shall fail to occur for any other reason, then, upon such cancellation, failure of approval or failure to occur, the Periodic Capped Return for the next occurring Reset Date after such event shall be further adjusted to the Periodic Capped Return which would then have been in effect had adjustment for such event not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 403, the Dilution Adjustments previously applied to the Periodic Capped Return for the next occurring Reset Date after such events shall not be rescinded but shall be applied to the new Periodic Capped Return provided for under Sections 404 and 405.

SECTION 404    ADJUSTMENT FOR CONSOLIDATION, MERGER OR OTHER REORGANIZATION
               EVENT.

            In the event of (i) any consolidation or merger of a Designated Issuer, or any surviving entity or subsequent surviving entity of the Designated Issuer (a "DESIGNATED ISSUER SUCCESSOR"), with or into another entity (other than a merger or consolidation in which the Designated Issuer is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Designated Issuer or another Person), (ii) any sale, transfer, lease or conveyance to another Person of the property of the Designated Issuer or any Designated Issuer Successor as an entirety or substantially as an entirety,
(iii) any statutory exchange of securities of the Designated Issuer or any Designated Issuer Successor with another Person (other than in connection with a merger or acquisition) or (iv) any liquidation, dissolution or winding up of the Designated Issuer or any Designated Issuer Successor (any such event described in clause (i), (ii), (iii) or (iv), a "REORGANIZATION EVENT"), then, as to the relevant series, the Ending Value used to calculate the Periodic Capped Return for the next occurring Reset Date and the Starting Value and the Ending Value used to calculate the Period Capped Return for each Reset Date thereafter (other than at Maturity) shall be based on the Transaction Value rather than the closing price of the Common Stock and the Ending Value used to calculate the Periodic Capped Return at Maturity shall be based on the Transaction Value rather than the Ten Day Closing Price of the Common Stock.

            "TRANSACTION VALUE" means, with respect to any Reset Date, the sum of: (a) for any cash received in any such Reorganization Event, the amount of cash received per share of Common Stock; (b) for any property other than cash or Marketable Securities received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization

Event is consummated of such property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company, whose determination shall be final); and (c) for any Marketable Securities received in any such Reorganization Event,
(1) with respect to any Reset Date prior to the Maturity Date or Accelerated Maturity Date, as the case may be, an amount equal to the closing price per share of such Marketable Securities on such Reset Date multiplied by the number of such Marketable Securities received for each share of Common Stock (if such Reset Date is a Trading Day) or, if no closing price is available for such Reset Date, the closing price per share of such Marketable Securities on the most recent Trading Day for which a Closing Price is available, and (2) with respect to the Maturity Date or Accelerated Maturity Date, as the case may be, an amount equal to the average Closing Price per share of such Marketable Securities for the Calculation Period of 10 Trading Days immediately prior to the date one New York Business Day prior to the Maturity Date multiplied by the number of such Marketable Securities received for each share of Common Stock.

            "MARKETABLE SECURITIES" means any perpetual equity securities or debt securities with a stated maturity after the Maturity Date, in each case that are listed on a U.S. national securities exchange or reported by the Nasdaq National Market. The number of shares of any equity securities constituting Marketable Securities included in the calculation of Transaction Value pursuant to the preceding clause (c) shall be subject to adjustment if any event that would, had it occurred with respect to the Common Stock or the Designated Issuer, have required an adjustment pursuant to Section 403 shall occur with respect to such Marketable Securities or the issuer thereof between the time of the Reorganization Event and the Maturity Date. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Section 403.

SECTION 405    THE COMPANY RESPONSIBLE FOR ADJUSTMENTS.

            The Company shall be responsible for the effectuation and calculation of any adjustment pursuant this Article IV and shall furnish the Trustee with notice of any such adjustment. The Trustee shall be under no duty or obligation to review or determine any calculations, adjustments, dividend calculations, determination of either the Maturity Payment or Accelerated Maturity Payment payable hereunder or any other calculation set forth in this
Article IV or in Section 502 hereof.


                                    ARTICLE V

                                    REMEDIES


SECTION 501    ACCELERATION EVENTS.

            "ACCELERATION EVENT," wherever used herein, means any one of the following events:

                  (a) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (b) the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any action; or

                  (c) the receipt by the Company of an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that there has been (a) an amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) a judicial decision interpreting, applying, or clarifying such laws or regulations, (c) an administrative pronouncement or action that represents an official position (including a clarification of an official position) of the governmental authority or regulatory body making such administrative pronouncement or taking such action, or (d) a threatened challenge asserted in connection with an audit of the Company, any of its subsidiaries or the Trusts, or a threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Securities or the TARGETS, which amendment or change is adopted or which proposed change, decision or pronouncement is announced or which action, clarification or challenge occurs on or after the date of the Prospectus relating to the original issuance of the TARGETS (collectively a "Tax Action"), which Tax Action relates to any of the items described in (i) and (ii) below, and that there is more than an insubstantial risk that (i) the Trust is, or will be subject to United States federal income tax with respect to income accrued or received in respect of the Forward Contract or the Treasury Securities, or (ii) the Trust is, or will be subject to more than a de minimis amount of other taxes, duties or other governmental charges; or

                  (d) the receipt by the Company of an opinion of a nationally recognized independent counsel experienced in such matters to the effect that as a result of the occurrence on or after the date hereof of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, the Trusts are or will be considered an Investment Company which is required to be registered under the Investment Company Act.

SECTION 502    ACCELERATION OF MATURITY.

                  (a) With respect to Securities of any series, if an Acceleration Event described in Section 501 shall occur and be continuing, then the Company shall give written notice thereof to the Trustee, which notice shall include a statement as to the amount of the Accelerated Maturity Payment. On the Accelerated Maturity Date the Forward Contract shall be automatically accelerated and the Accelerated Maturity Amount shall be immediately due and payable. Upon receipt by the Trustee of the Accelerated Maturity Amount, the Trustee shall remit to the Holders, in respect of the Securities held by them, an amount in cash (the "ACCELERATED MATURITY PAYMENT") equal to a pro rata portion (based on the beneficial interest in the Forward Contract represented by such Securities) of the sum of (A) the Maturity Payment calculated as of the Accelerated Maturity Date and (B) any accrued and unpaid Yield Enhancement Payments (if any) through the Accelerated Maturity Date.

                  (b) As used herein, the "ACCELERATED MATURITY DATE" means the date of the occurrence of the event or events constituting such Acceleration Event.

                  (c) The Company agrees, and each Holder of Securities, by such Holder's acceptance thereof, agrees that the Accelerated Maturity Amount is a reasonable pre-estimate of loss to such Holder and is not a penalty. Such amount is payable for the loss of bargain and a Holder will not be entitled to recover additional damage as a consequence of loss resulting from any Acceleration Event.

SECTION 503    TAXES.

            The Company shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the entry into this Indenture and the performance of its obligations hereunder.

SECTION 504    TREATMENT OF FORWARD CONTRACTS.

            The Company hereby agrees that: (i) it will not treat this Indenture, any Forward Contract, any portion of the Securities, or any obligation hereunder (except in regards to any Yield Enhancement Payments (if any)) as giving rise to any interest income or other inclusion of ordinary income on the part of the Holders of the Securities; (ii) it will not treat the delivery of any portion of the cash to be delivered pursuant to this Indenture or any Forward Contract (except in regards to any Yield Enhancement Payments (if any)) as giving rise to any interest income or other inclusion of ordinary income (in the case of each Holder) or as giving rise to any interest expense or other deduction of ordinary expense (in the case of SSBH); (iii) it will treat this Indenture and any Forward Contract in its entirety as a forward contract for the delivery of such cash, under the terms of which contract (a) at the time of issuance of a series of Securities the Holder deposits irrevocably with the Company a fixed amount of cash equal to the purchase price of the Securities to assure the fulfillment of the Holder's purchase obligation described in clause
(c) below, which deposit will unconditionally and irrevocably be applied at Maturity to satisfy such obligation, (b) until Maturity the Company may be obligated to pay Yield Enhancement Payments on such deposit as compensation to the Holder for the Company's use of such cash deposit during the term of the Securities of such series, and (c) at Maturity such cash deposit unconditionally and irrevocably will be applied by the Company in full satisfaction of the Holder's obligation under the forward purchase contract, and the Company will deliver to the Holder the amount of cash that the Holder is entitled to receive at that time pursuant to the terms of the Securities of such series; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding) that is inconsistent with the obligations contained in the foregoing clauses (i) through (iii). Notwithstanding the preceding sentence, the Company may take any action or position required by law, provided that the Company delivers to the Trustee an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Indenture.

SECTION 505    NOTICES.

            The Company will or will cause to be delivered to the Trustee and to each Holder:

                  (a) Immediately upon the occurrence of any Acceleration Event hereunder, or upon the Company's obtaining knowledge that any of the conditions or events described in Section 501(a) or (b) shall have occurred with respect to the Designated Issuer, notice of such occurrence; and

                  (b) In case at any time prior to the Maturity Date the Company receives notice, or otherwise obtains knowledge, that any event requiring that an adjustment be effected pursuant to Sections 403, 404 and 405 hereof shall have occurred or be pending, then the Company shall promptly cause to be delivered to the Trustee and each Holder a notice identifying such event and stating, if known to the Company, the date on which such event is to occur and, if applicable, the record date relating to such event. The Company shall cause further notices to be delivered to the Trustee and each Holder if the Company shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating thereto.

SECTION 506    COLLECTION OF AMOUNTS OWED AND SUITS FOR ENFORCEMENT BY TRUSTEE.

            The Company covenants that if default is made in the payment of amounts owed on any Security at Maturity, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may and shall at the direction of the Holders of a majority of the Outstanding Securities, institute a judicial proceeding for the collection of the sums so due and unpaid, and may and shall, at the direction of the Holders of a majority of the Outstanding Securities, prosecute such proceeding to judgment or final decree, and may and shall, at the direction of the Holders of a majority of the Outstanding Securities, enforce the same against the Company or any other obligor upon such Securities, and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated.

            If an Acceleration Event occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 507    TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expense, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 508    APPLICATION OF MONEY COLLECTED.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of the Securities of any series, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            First: To the payment of all amounts due the Trustee under Section 606; and

            Second: To the payment of the amounts then due and unpaid on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities.

            Third: The balance, if any, to the Person or Persons entitled thereto.

SECTION 509    LIMITATION ON SUITS.

            No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has (i) previously given written notice to the Trustee of a continuing Acceleration Event with respect to the Forward Contract for such series and (ii) the Holders of not less than 25% of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Acceleration Event in its own name as Trustee hereunder;

                  (2) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (3) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (4) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. For the protection and enforcement of the provisions of this Section 509, each and every Holder of Securities of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

SECTION 510    RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 511    RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise provided with respect to the replacement or payment of a mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 305, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 512    DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Acceleration Event shall impair any such right or remedy or constitute a waiver of any such Acceleration Event or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 513    CONTROL BY HOLDERS.

            The Holders of a majority of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Securities not joining in any such direction; and

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 514    WAIVER OF PAST DEFAULTS.

            The Holders of not less than a majority of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default in the payment of amounts owed in respect of any Security of such series, or in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist, and any Acceleration Event arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 515    WAIVER OF STAY OR EXTENSION LAWS.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 516    FILING PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, competition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Securities of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the amount owed on such Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of amounts due on such Securities) shall be entitled and empowered, any intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amounts owing and unpaid in respect of the Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Securities allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606 of this Indenture.

            Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt, on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in such proceeding.

SECTION 517    UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PAYMENTS.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the amounts owed on such Security and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of the Holder.

SECTION 518    RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 519    UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section 519 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% of the Outstanding Securities, or to any suit instituted by any Holder of a Security for the enforcement of the payment of amounts owed on such Security on or after the Maturity Date or Accelerated Maturity Date.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 601    CERTAIN RIGHTS OF TRUSTEE.

            Subject to the provisions of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, certification, order, act or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may at any time (i) consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and (ii) seek instructions concerning the administration of this Indenture from any court of competent jurisdiction;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have provided to the Trustee reasonable security or indemnity against the costs, expenses (including attorney's fees and expenses and the expenses of the Trustee's agents, nominees and custodians) and liabilities which might be incurred by it in compliance with such request or direction including such reasonable advances as may be requested by the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (including, without limitations, any instruments or certificates delivered pursuant to Section 304 hereof), but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (i) the granting of any right to the Trustee hereunder shall not be deemed to impose on the Trustee an obligation to exercise such rights, subject to Section 601(j); and

                  (j) the Trustee shall not be obligated to take any action or to exercise any remedy hereunder unless directed to do so by the Holders of a majority of the Securities then Outstanding of a series and shall have no liability for its failure to act pending receipt by it of any such direction.

            This Section 601 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

SECTION 602    CERTAIN DUTIES AND RESPONSIBILITIES OF TRUSTEE.

                  (a) With respect to the Securities of any series, except upon the occurrence of an Acceleration Event;

                        (1) the Trustee undertakes to perform such duties and
            only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                        (2) in the absence of bad faith on its part, the Trustee
            may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Acceleration Event with respect to the Securities of any series, of which a Responsible Officer of the Trustee has actual knowledge, has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                        (1) this subsection shall not be construed to limit the
            effect of subsection (a) of this Section;

                        (2) the Trustee shall not be liable for any error of
            judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                        (3) the Trustee shall not be liable with respect to any
            action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority of the Outstanding Securities of any series determined as provided in
            Section 513, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities; and

                        (4) no provision of this Indenture shall require the
            Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity, reasonably satisfactory to it, against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 603    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 604    MAY HOLD SECURITIES.

            The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 605    MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 606    COMPENSATION AND REIMBURSEMENT.

            The Company agrees

                        (1) to pay to the Trustee from time to time reasonable
            compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust as set forth in a separate fee letter between the Trustee and the Company);

                        (2) except as otherwise expressly provided herein, to
            reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                        (3) to indemnify the Trustee for, and to hold it
            harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise of performance of any of its powers or duties hereunder.

SECTION 607    CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            There shall at all times be a Trustee hereunder that shall be eligible to act as Trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

SECTION 608    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                  (a) The Trustee may resign at any time with respect to the Securities of one or more series upon giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (b) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (c) If at any time:

                        (1) the Trustee shall fail to comply with Section 310(b)
            of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

                        (2) the Trustee shall cease to be eligible under Section
            310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any such Holder, or

                        (3) the Trustee shall become incapable of acting or
            shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(c) of the Trust Indenture Act, any Holder who has been a bona fide Holder of Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner required by Section 609, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided in Section
106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 609    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) of the series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture", "Securities" and "Trustee" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

SECTION 610    MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 611    DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

            Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 612    REPORTS BY TRUSTEE.

            Within 60 days after April 15 of each year commencing with the first August 15 after the first issuance of Securities of such series for which it acts as Trustee pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of such Securities as provided in Trust Indenture Act Section 313(c) a brief report dated as of such April 15 if required by Trust Indenture Act Section 313(a).

                                   ARTICLE VII

                          CONSOLIDATION, MERGER OR SALE

SECTION 701    CONSOLIDATION, MERGER OR SALE.

            The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                        (1) the Person formed by such consolidation or into
            which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of amounts owed on all Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed,

                        (2) immediately after giving effect to such transaction,
            no Acceleration Event, and no event which, after notice or lapse of time or both, would become an Acceleration Event, shall have happened and be continuing; and

                        (3) the Company has delivered to the Trustee an
            Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 702    SUCCESSOR CORPORATION SUBSTITUTED.

            Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 701, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

SECTION 801    SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                        (1) to evidence the succession of another corporation to
            the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                        (2) to add to the covenants of the Company for the
            benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating such covenants are being included solely for the benefit of such series) or to surrender any right or power herein or in the Securities conferred upon the Company; or

                        (3) to add any additional Acceleration Events with
            respect to the Forward Contract (and if such Acceleration Events are to be for the benefit of less than all series of Securities, stating such Acceleration Events are being included solely for the benefit of such series); or

                        (4) to add to or change any of the provisions of this
            Indenture to such extent as shall be necessary to permit or facilitate the issuance of the Securities in bearer form, registrable or not registrable, or to provide for an uncertificated (commonly known as "BOOK-ENTRY") Security on terms satisfactory in substance to the Trustee, provided that such issuance of bearer securities complies with the restrictions under the Tax Equity and Fiscal Responsibility Act of 1982; or

                        (5) to change or eliminate any of the provisions of this
            Indenture; provided that any such change or elimination shall become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                        (6) to secure the Securities; or

                        (7) to evidence and provide for the acceptance of
            appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609(b); or

                        (8) to cure any ambiguity, to correct or supplement any
            provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not adversely affect the interests of the Holders of Outstanding Securities of any series created prior to the execution of such supplemental indenture in any material respect.

SECTION 802    SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

            With the consent of the Holders of not less than a majority of the Outstanding Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each such series affected thereby,

                        (1) as to such series, change the Maturity of the
            Forward Contract, or reduce the Maturity Payment payable on the Maturity Date, or reduce the Accelerated Maturity Payment that would be due and payable on an Accelerated Maturity Date pursuant to
            Section 502, or reduce the Yield Enhancement Payments, if any, that would be due and payable pursuant to Section 308, or change the coin or currency in which amounts owed in respect of the Forward Contract are payable, or impair the right to institute suit for the enforcement of any such payment, on or after the Maturity thereof, or reduce the percentage of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                        (2) change any obligation of the Company to maintain an
            office or agency in the places and for the purposes specified in
            Section 902, or

                        (3) modify any of the provisions of this Section 802,
            Section 515, or Section 905, except to increase any such percentage in Section 905 to provide that certain other provisions of this Indenture which affect such series cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "THE TRUSTEE" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 608(b) and 801(7).

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Securities, if any, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this indenture of the Holders of Securities, if any, of any other series.

SECTION 803    EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel, the preparation of which shall not be at the expense of the Trustee, stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 804    EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 805    CONFORMITY WITH TRUST INDENTURE ACT.

            After this Indenture is qualified pursuant to the Trust Indenture Act, every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 806    REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, any new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE IX

                                    COVENANTS

SECTION 901    PAYMENT.

            The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay all amounts owed on the Securities of such series in accordance with the terms of the Securities and this Indenture.

SECTION 902    MAINTENANCE OF OFFICE OR AGENCY.

            The Company will maintain in each Place of Payment of any series for the Securities of such series an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof; such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of any series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 903    MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

            If the Company shall at any time act as its own Paying Agent with respect to any Securities of any series, it will, on or before each due date of amounts owed on such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the amounts owed so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents with respect to any series of Securities, it will, prior to each due date of amounts owed in respect of such Securities, deposit with any such Paying Agent a sum sufficient to pay the amounts owed in respect of such Securities so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent with respect to any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                        (1) hold all sums held by it for the payment of amounts
            owed in respect of Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                        (2) give the Trustee notice of any default by the
            Company (or any other obligor upon the Securities of such series) in the making of any payment of amounts owed in respect to the Securities of such series; and

                        (3) at any time during the continuance of any such
            default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the amounts owed in respect to any Security of any series and remaining unclaimed for two years after such amount has become due and payable shall be paid to the Company on Company Request along with any interest that has accumulated thereon as a result of such money being invested at the direction of the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such amounts without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 904    LIMITATION ON LIENS.

            The Company will not, and will not permit any Restricted Subsidiary to, incur, issue, assume guarantee or suffer to exist any indebtedness for borrowed money (indebtedness for borrowed money being hereinafter in this section called "debt") if such debt is secured by a pledge of, lien on, or security interest in any shares of stock of any Restricted Subsidiary, whether such stock is now owned or shall hereafter be acquired, without effectively providing that the Securities shall be secured equally and ratably with such debt.

SECTION 905    WAIVER OF CERTAIN COVENANTS.

            The Company may omit in any particular instance to comply with any covenant, set forth herein, with respect to the Securities of any series, if before the time for such compliance, the Holders of at least a majority of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant, but no such waiver shall extend to or affect such covenant except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant shall remain in full force and effect.

SECTION 906    OFFICERS' CERTIFICATE AS TO DEFAULT.

            The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which on the date hereof is the calendar year) ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observation of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

            The Company will deliver written notice to the Trustee promptly after any officer of the Company has knowledge of the occurrence of any event that with the giving of notice or the lapse of time or both would become an Acceleration Event under Section 501.

SECTION 907    PAYMENT OF EXPENSES.

                  (a) In connection with the offering, sale and issuance of the Securities and in connection with the sale of any securities by the Trusts (collectively, the "Trust Securities"), the Company, in its capacity as issuer with respect to the Securities, shall:

                  (i) pay all costs and expenses relating to the offering, sale and issuance of the Trust Securities, including commissions and compensation to the underwriters payable pursuant to any applicable underwriting agreement and compensation of the Trustee under this Indenture in accordance with the provisions of Section 606;

                  (ii) pay all costs and expenses of the Trusts (including, but not limited to, costs and expenses relating to the organization of the Trusts, the offering, sale and issuance of the Trust Securities of the Trusts (including commissions and compensation to the underwriters in connection therewith), the fees and expenses of the Institutional Trustee(s), the Regular Trustees(s) and the Delaware Trustee(s) of the Trust, the costs and expenses relating to the operation, maintenance and dissolution of the Trusts and the enforcement by the Institutional Trustee(s) of the rights of the holders of the Trust Securities, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Trusts);

                  (iii) be primarily liable for any indemnification obligations arising with respect to the Declarations of the Trusts and the Amended and Restated Declarations of the Trusts; and

                  (iv) pay any and all taxes (other than United States withholding taxes in respect of amounts paid on the Securities held by the Trusts) and all liabilities, costs and expenses with respect to such taxes of the Trusts.

                  (b) Upon termination of this Indenture or of each series of Securities or the removal or resignation of the Trustee pursuant to Section 608, the Company shall pay to the Trustee all amounts accrued and owing to the Trustee to the date of such termination, removal or resignation. Upon termination of the amended and restated declaration of each Trust or the removal or resignation of the Delaware Trustee(s) or the Institutional Trustee(s), as the case may be, pursuant to Section 5.6 of the Amended and Restated Declaration of each Trust, the Company shall pay to such Delaware Trustee or such Institutional Trustee, as the case may be, all amounts accrued and owing to such Delaware Trustee or such Institutional Trustee, as the case may be, to the date of such termination, removal or resignation.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

SALOMON SMITH BARNEY HOLDINGS INC.

                                        By: /s/ Mark I. Kleinman
                                           -------------------------------------
                                            Name:  Mark I. Kleinman
                                            Title: Executive Vice President and
                                                   Treasurer

               [SEAL]
Attest:


-------------------------------------

THE CHASE MANHATTAN BANK, TRUSTEE

                                        By: /s/ Cynthia Kerpen Smiros
                                           -------------------------------------
                                            Name:  Cynthia Kerpen Smiros
                                            Title: Vice President


               [SEAL]
Attest:


-------------------------------------

STATE OF NEW YORK   )
                                  ss.:
COUNTY OF NEW YORK  )

            On this    day of                    , 2000, before me personally
appeared                    , to me known, who, being by me duly sworn, did
depose and say that he is a                    of SALOMON SMITH BARNEY HOLDINGS
INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation; and that he signed his name thereto by like authority.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                  /s/ Ana Sofia Pinto
                                  -----------------------------
                                  Notary Public

[Notarial Seal]

                                ANA SOFIA PINTO
                        Notary Public, State of New York
                                 No. 01P18025372
                          Qualified in New York County
                        Commission Expires May 24, 2001

STATE OF NEW YORK   )
                                  ss.:
COUNTY OF NEW YORK  )



            On the     day of                    , 2000, before me personally
appeared                    , to me known, who, being by me duly sworn, did
depose and say that she is a                   of The Chase Manhattan Bank, the
New York banking corporation described in and which executed the forgoing instrument; that she knows the seal of said New York banking corporation; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said New York banking corporation, and that she signed her name thereto by like authority.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                  /s/ Margaret M. Price
                                  -----------------------------
                                  Notary Public

[Notarial Seal]


                               MARGARET M. PRICE
                        Notary Public, State of New York
                                 No. 24-4980599
                           Qualified in Kings County
                       Commission Expires April 22, 2001